UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2025

Verde Clean Fuels, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40743	85-1863331
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

711 Louisiana Street, Suite 2160

Houston, TX 77002

(908) 281-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	VGAS	The Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	VGASW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

INTRODUCTORY NOTE

As previously announced, on December 18, 2024, Verde Clean Fuels, Inc., a Delaware corporation (the “Company”), entered into the Class A Common Stock Purchase Agreement (the “Purchase Agreement”) with Cottonmouth Ventures LLC, a Delaware limited liability company (“Cottonmouth”).

On January 29, 2025, the Company consummated the transactions (the “Closing”) contemplated by the Purchase Agreement pursuant to which, among other things, the Company issued and sold to Cottonmouth in a private placement an aggregate of 12,500,000 shares (the “PIPE Shares”) of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), at a price of $4.00 per share for an aggregate purchase price of $50,000,000 (the “PIPE Investment”).

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on December 19, 2024, and is incorporated herein by reference.

Item 1.01. Entry into a Material Agreement.

Second Amended and Restated Registration Rights Agreement

On January 29, 2025, in connection with the Closing, the Company entered into a Second Amended and Restated Registration Rights Agreement (as amended and restated, the “Registration Rights Agreement”) with Bluescape Clean Fuel Holdings, LLC, a Delaware limited liability company (“Bluescape”), CENAQ Sponsor LLC, a Delaware limited liability company (together with Bluescape, the “Existing Holders”), and Cottonmouth (together with the Existing Holders, the “Holders”).

The Registration Rights Agreement amended and restated that certain Amended and Restated Registration Rights Agreement, dated February 15, 2023, by and among the Company and the Existing Holders, and, among other things, (i) requires the Company to register for resale the PIPE Shares and certain other Registrable Securities (as defined in the Registration Rights Agreement) and (ii) provides the Holders and their permitted transferees certain customary demand and piggyback rights with respect to the Registrable Securities, subject to certain terms and conditions set forth therein.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Amendment No. 1 to Equity Participation Right Agreement

On January 29, 2025, in connection with the Closing, the Company, Verde Clean Fuels OpCo, LLC, a Delaware limited liability company, and Cottonmouth entered into an amendment (the “EPRA Amendment”) to that certain Equity Participation Right Agreement, dated February 13, 2023 (the “EPRA”), to remove certain preemptive rights with respect to the Company’s equity securities granted to Cottonmouth under the ERPA.

The foregoing description of the EPRA Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the EPRA Amendment, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2025, the board of directors of the Company (the “Board”) increased the size of the Board from seven directors to eight directors authorized to serve on the Board pursuant to the Company’s Fifth Amended and Restated Certificate of Incorporation (the “A&R Charter”), and appointed Johnny Dossey as a Cottonmouth Director (as defined in the A&R Charter), effective as of the same date, to fill the newly created vacancy and to serve on the Board as a Class I director until the Company’s 2027 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or, if sooner, until his death, resignation or removal. Other than the Purchase Agreement and the A&R Charter, there are no arrangements or understandings between Mr. Dossey and any other person pursuant to which such person was appointed to the Board.

Johnny Dossey, 59, has served as the Vice President of Marketing at Diamondback Energy, Inc. (“Diamondback”) since February 2022 and has led marketing and midstream efforts at Diamondback since September 2018. He has over 30 years of experience in the energy industry, including experience in exploration and production as well as refining and marketing. Prior to joining Diamondback, Mr. Dossey served as a Senior Marketing Advisor and Oil Marketing Manager for Concho Resources Inc., and in various leadership roles for Western Refining Inc., Montana Refining Company, Calumet Specialty Product Partners and HF Sinclair (formerly Holly Corporation). In such roles, he was responsible for managing pipeline terminals, purchasing crude oil and other feedstocks and for the commercial sale of resources including crude oil, natural gas, gasoline, diesel fuel, jet fuel, asphalt and propane, among others. Mr. Dossey serves as an active member in various industry associations, including as a mentor for the Rawls College of Business Executive Mentor Program and as a member on the Energy Commerce Advisory Council at Texas Tech University. Mr. Dossey earned a Bachelor of Business Administration degree in Management and a Master of Business Administration from Texas Tech University.

In accordance with the Company’s customary practice, Mr. Dossey has entered into the Company’s standard form of indemnification agreement for directors and executive officers that requires the Company to indemnify Mr. Dossey for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him in any action or proceeding arising out of his service as a director of the Company or out of any services he provides at the Company’s request to any other company or enterprise.

The foregoing description of the indemnification agreement is qualified in its entirety by reference to the full text of the Form of Verde Clean Fuels, Inc. Indemnification Agreement, a copy of which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed in the Company’s Definitive Information Statement on Schedule 14C filed with the Securities and Exchange Commission (“SEC”) on January 6, 2025 and mailed to the Company’s stockholders on or about January 8, 2025, in connection with the PIPE Investment, the holder of a majority of the outstanding shares of the Company’s Common Stock (as defined below) executed and delivered a written consent in accordance with Section 228 of the Delaware General Corporation Law approving the amendment and restatement, immediately prior to and contingent upon the Closing, of the Company’s Fourth Amended and Restated Certificate of Incorporation, in the form of the A&R Charter.

On January 29, 2025, immediately prior to the Closing, the Company filed the A&R Charter with the Secretary of State of the State of Delaware, which became effective upon filing. The A&R Charter, among other things, (i) increases the number of authorized shares of the Company’s Class C common stock, par value $0.0001 per share (together with the Class A Common Stock, “Common Stock”), from 25,000,000 to 26,000,000, (ii) increases the size of the Board from seven directors to eight directors, and (iii) provides that Cottonmouth, together with any other Cottonmouth Stockholders (as defined in the A&R Charter), shall have the right to designate one director nominee and one observer to the Board for so long as the Cottonmouth Stockholders and their respective affiliates collectively beneficially own, in the aggregate, 10% or more of the then outstanding voting power of the Common Stock of the Company entitled to vote generally in the election of our directors.

The foregoing description of the A&R Charter does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Charter, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On January 29, 2025, the Company issued a press release announcing the Closing. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference into this Item 7.01.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section. Furthermore, such information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed incorporated by reference into any of the Company’s reports or filings with the SEC, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

 Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
3.1	Fifth Amended and Restated Certificate of Incorporation of Verde Clean Fuels, Inc.
10.1	Second Amended and Restated Registration Rights Agreement, dated as of January 29, 2025, by and among Verde Clean Fuels, Inc., Bluescape Clean Fuel Holdings, LLC, CENAQ Sponsor LLC and Cottonmouth Ventures LLC.
10.2	Amendment No. 1 to Equity Participation Right Agreement, dated as of January 29, 2025, by and among Verde Clean Fuels, Inc., Verde Clean Fuels OpCo, LLC and Cottonmouth Ventures LLC.
10.3	Form of Verde Clean Fuels, Inc. Indemnification Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 21, 2023).
99.1	Press Release dated January 29, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2025	Verde Clean Fuels, Inc.

	By:	/s/ Ernest Miller
		Name:	Ernest Miller
		Title:	Chief Executive Officer

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